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                                                                  EXHIBIT 10.1.2


THE OPTION GRANTED PURSUANT TO THIS INCENTIVE STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.


                         1992 STOCK PLAN OF IXSYS, INC.:

                        INCENTIVE STOCK OPTION AGREEMENT

        THIS AGREEMENT, entered into as of __________ __, 199_, between IXSYS, INC., a Delaware corporation (the "Company"), and _____________________________ (the "Optionee"),

                              W I T N E S S E T H:

        WHEREAS, the Company's Board of Directors has established the 1992 Stock Plan of Ixsys, Inc. in order to provide selected Employees of the Company and its Subsidiaries with an opportunity to acquire Stock of the Company; and

        WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Incentive Stock Option described in this Agreement to the Optionee as an inducement to enter into or remain in the Service of the Company and as an incentive for extraordinary efforts during such Service:

        NOW, THEREFORE, it is agreed as follows:


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        SECTION 1. GRANT OF OPTION.

        (a) Option. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase ______________________________ (________) Shares for the sum of _____________________________ dollars ($___.__)
per Share, which is agreed to be __________ percent (___%) of the Fair Market Value thereof on the Date of Grant.

        (b) Stock Plan. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood. The provisions of the Plan are incorporated into this Agreement by this reference.

        SECTION 2. RIGHT TO EXERCISE.

        (a) Vesting. Subject to the conditions stated herein, the right to exercise this option shall accrue on a daily basis over the four-year period commencing on the Date of Grant. The percentage of the total number of Shares subject to this option with respect to which this option is exercisable at any time shall be equal to the product of 0.06844627% times the number of days that have elapsed since the Date of Grant; provided, however, that this option shall not be exercisable for any number of Shares until after the Optionee has completed six months of Service from the Date of Grant (as determined by and in accordance with the Plan). The resulting number of Shares shall be rounded to the nearest integer.

        (b) Periods of Nonexercisability. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 18 consecutive months in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that

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such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in Subsection (a) above other than to limit the periods during which this option shall be exercisable. The Optionee shall be notified in writing in advance of any such designation by the Company.

        (c) Stockholder Approval. Any other provision of this Agreement notwithstanding, this option shall not be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

        SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

        Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment, levy or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.


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        SECTION 4. EXERCISE PROCEDURES.

        (a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Secretary of the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment (if more than one form is available). The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

        (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

        (c) Withholding Taxes. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company


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to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

        SECTION 5. PAYMENT FOR STOCK.

        (a) Cash. All or part of the Purchase Price may be paid in lawful money of the United States of America.

        (b) Surrender of Stock. All or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than six months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this option which, together with any amount paid in another form permissible under this Section 5, is equal to the Purchase Price.

        (c) Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

        (d) Exercise/Pledge. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

        SECTION 6. TERM AND EXPIRATION.

        (a) Basic Term. This option shall in any event expire on the date 10 years after the Date of Grant.


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        (b) Termination of Service (Except by Death). If the Optionee's Service
terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

                (i) The expiration date determined pursuant to Subsection (a) above;

                (ii) The date 90 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

                (iii) The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. The balance of this option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

        (c) Death of Optionee. If the Optionee dies as an Employee, then this option shall expire on the earlier of the following dates:

                (i) The expiration date determined pursuant to Subsection (a) above; or

                (ii) The date six months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the

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preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. The balance of this option shall lapse when the Optionee dies.

        (d) Leaves of Absence. For purposes of this Section 6, the Employee relationship shall be deemed to continue during any period when the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). However, if the Optionee's reemployment rights are not guaranteed by statute or by contract, then the Employee relationship shall not be deemed to continue beyond the 90th day of such period.

        SECTION 7. THE COMPANY'S RIGHT OF FIRST REFUSAL.

        (a) Right of First Refusal. In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee or Transferee desires to transfer Shares acquired under this Agreement, the Optionee or Transferee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed new Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee or Transferee and by the proposed new Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall

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have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

        (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee or Transferee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice; provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee or Transferee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company

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shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

        (c) Binding Effect. The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any Transferee of the Shares.

        (d) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 7 or into which such Shares thereby become convertible shall immediately be subject to this
Section 7. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

        (e) Termination of Right of First Refusal. Any other provision of this
Section 7 notwithstanding, in the event that Stock is listed on an established stock exchange or is quoted regularly on the NASDAQ System at the time when the Optionee or Transferee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee or Transferee shall have no obligation to comply with the procedures prescribed by Subsections (a), (b) and (c) above.

        (f) Transfer by Will or Intestate Succession. This Section 7 shall not apply to a transfer by will or intestate succession, provided that the Transferee agrees in writing on a form prescribed by the Company to be bound by this Agreement.


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        (g) Transfer to Trust. The Optionee shall have the right to transfer all or any portion of the Optionee's interest in the Shares issued and delivered under this Agreement, to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse or children, without being subject to the provisions of this Section 7, provided that the trustee on behalf of such trust shall agree in writing on a form prescribed by the Company to be bound by this Agreement.

        (h) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with the provisions of this Section 7, then from and after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

        (i) Legend. All certificates representing Shares purchased under this Agreement shall be endorsed with the following legend:

        "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST


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        FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT
        CHARGE."


        SECTION 8. LEGALITY OF INITIAL ISSUANCE.

        No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

        (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

        (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

        (c) Any other applicable provision of state or federal law has been satisfied.

        SECTION 9. NO REGISTRATION RIGHTS.

        The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

        SECTION 10. SECURITIES LAW RESTRICTIONS ON TRANSFER.

        (a) Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve

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compliance with the Securities Act, the securities laws of any state or any other law or with restrictions imposed by the Company's underwriters.

        (b) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

        (c) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

        (d) Legend. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

        "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE
        REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH
        REGISTRATION IS NOT REQUIRED."


        (e) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such


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certificate for a certificate representing the same number of Shares but lacking such legend.

        (f) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

        SECTION 11. SHARES AND ADJUSTMENTS.

        (a) General. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares into a lesser number of Shares, a recapitalization, a spinoff, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of Shares covered by this option or (ii) the Exercise Price.

        (b) Mergers; Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume the outstanding Options, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable Options equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price and for the cancellation of Options not exercised or settled, in either case without the Optionees' consent.


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        (c) Reservation of Rights. Except as provided in this Section 11, the
Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        SECTION 12. MISCELLANEOUS PROVISIONS.

        (a) Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative is entitled, pursuant to the terms of this option, to receive such Shares.

        (b) No Employment Rights. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.

        (c) Notice. Any notice required or permitted by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or, if sent by telecopier, telex, telegram, or other facsimile means, upon receipt of appropriate confirmation of receipt, or upon deposit with the United States Postal


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Service, by registered or certified mail, or next day air courier, with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.

        (d) Entire Agreement. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.

        (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

        SECTION 13. DEFINITIONS.

        (a) "Agreement" shall mean this Incentive Stock Option Agreement.

        (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Committee" shall mean the committee of the Board described in section 3 of the Plan or, if none has been appointed, the full Board.

        (e) "Date of Grant" shall mean the date on which the Committee resolved to grant this option, which is also the date as of which this Agreement is entered into.

        (f) "Employee" shall mean any individual who is a common-law employee of the Company or of a Subsidiary.

        (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 1(a).


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        (h) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

        (i) "Incentive Stock Option" shall mean an employee incentive stock option described in section 422(b) of the Code.

        (j) "Plan" shall mean the 1992 Stock Plan of Ixsys, Inc., as in effect on the Date of Grant.

        (k) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

        (l) "Right of First Refusal" shall mean the Company's right of first refusal described in Section 7.

        (m) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (n) "Service" shall mean service as an Employee.

        (o) "Share" shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

        (p) "Stock" shall mean the Common Stock ($.001 par value) of the Company.

        (q) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.

        (r) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.


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        (s) "Transferee" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

        (t) "Transfer Notice" shall mean the notice of a proposed transfer of Shares described in Section 7.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

OPTIONEE                            IXSYS, INC.




___________________________         By ___________________________



Optionee's Address:                 Company's Address:


___________________________         3550 General Atomics Court
                                    Suite L-103
___________________________         San Diego, CA 92121


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                        ACKNOWLEDGMENT OF RECEIPT OF COPY

                            OF SECTION 260.141.11 OF

                            THE CALIFORNIA CORPORATE

                                SECURITIES RULES

        Pursuant to the grant to the undersigned of an option to purchase shares of Common Stock of Ixsys, Inc., under that Incentive Stock Option Agreement dated as of _____________, 199_, the undersigned hereby acknowledges that he or she received a copy of section 260.141.11 of the California Corporation Securities Rules as required by subsection (a) thereof, and that such receipt occurred at the same time as the undersigned entered into the aforementioned Incentive Stock Option Agreement.



                                                  ------------------------------



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